UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 7, 2000


                              Oleramma, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada               0-25909        86-0931332
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)

    5085 Lift Drive, Suite 201, Colorado Springs, CO      80919
    -------------------------------------------------   ----------
          (Address of principal executive offices)      (Zip Code)


   Registrant's telephone number, including area code: (800) 410-2225
                                                       --------------


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable.

Item 2.  ACQUISTION OR DISPOSITON OF ASSETS.

Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

Item 5.  OTHER MATERIALLY IMPORTANT EVENTS.

Oleramma, Inc., in reliance upon an exemption from the registration provisions of Section 5 of the Securities Act of 1993, as amended, pursuant to Regulation D, Rule 506, of the Act, sold 3,000,000 restricted shares of its common stock, on March 7, 1999, at one (1) cent per share for cash which totaled thirty thousand ($30,000) dollars to a Buying Group, Morningstar Trust, Larry Hunter, Trustee, and WFO Trust, Bry Behrmann, Trustee. Larry Hunter and Bry Behrmann, are currently the only Directors of the Company. This action will bring the total number of issued and outstanding Common shares from 3,767,200 to 6,767,200.

The purpose of this transaction was to capitalize the corporation.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS.

Not applicable.

Item 8.  CHANGE IN FISCAL YEAR.

Not applicable.

Item 9.  REGULATION S OFFERINGS.

Not applicable.


Date:	March 7, 2000


Oleramma, Inc.


By:  /s/ Richard Lindberg
---------------------------
Richard Lindberg, President